SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                           Q COMM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Utah                       0-28885                   87-0674277
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


                  1145 South West 1680, Orem, Utah 84058-4930
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 226-4222
                                                          -----------------

                      INFORMATION TO BE INCLUDED IN REPORT

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Q Comm International, Inc. under the Securities Act of 1933.

Item 9. Regulation FD Disclosure

On August 14, 2002, Paul C. Hickey, Chief Executive Officer of Q Comm International, Inc. (the "Corporation") and Michael K. Openshaw, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.01 and 99.02.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 14, 2002


                                            Q COMM INTERNATIONAL, INC.

                                            By: /s/ Paul C. Hickey
                                                --------------------------
                                                Paul C. Hickey
                                                Chief Executive Officer

                                  Exhibit Index

Exhibit No.     Description

99.01           Certification of Paul C. Hickey, Chief Executive Officer of
                Q Comm International, Inc. dated August 14, 2002, pursuant to 18 U.S.C. Section 1350.

99.02 Certification of Michael K. Openshaw, Chief Financial Officer of Q Comm International, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350.

                                  Exhibit 99.01

                                  Certification



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Q Comm International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul C. Hickey, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/
--------------------------
Paul C. Hickey
Chairman of the Board and
Chief Executive Officer
August 14, 2002
















The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                  Exhibit 99.02

                                  Certification



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Q Comm International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
K. Openshaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







/s/
-----------------------
Michael K. Openshaw
Chief Financial Officer
August 14, 2002

















The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.